                                                                    EXHIBIT 99.1

                    RETAIL VENTURES, INC. REPORTS APRIL SALES

Columbus, Ohio --/ May 6/PR Newswire/-- Retail Ventures, Inc. (NYSE:RVI) announced today total sales for the four weeks ended May 1, 2004, increased 6.7% to $219.6 million from $205.8 million for the four weeks ended May 3, 2003. The company's same store sales decreased 0.2% for the four week period.

Total sales for the thirteen weeks ended May 1, 2004, increased 9.8% to $646.3 million from $588.5 million for the thirteen weeks ended May 3, 2003. The company's same store sales increased 4.2% for the thirteen week period.

Retail sales statistics are as follows:

                                                                       Four weeks ended ($ in thousands)
                                                                       ---------------------------------
                                                              May 1, 2004                              May 3, 2003
                                                              -----------                              -----------
                                                             $            %                          $             %
----------------------------------------------------------------------------------------------------------------------
    Total Sales
      Value City Department Stores                       $110,307       50.2                      $116,347       56.5
      DSW Shoe Warehouse                                   81,724       37.2                        67,777       32.9
      Filene's Basement                                    27,590       12.6                        21,722       10.6
----------------------------------------------------------------------------------------------------------------------
                                                         $219,621      100.0                      $205,846      100.0
======================================================================================================================
    Comparable Sales Percentage
      Value City Department Stores                                      (5.3)%                                    7.1%
      DSW Shoe Warehouse                                                 5.3 %                                   (3.2)%
      Filene's Basement                                                 10.8 %                                   (9.5)%
----------------------------------------------------------------------------------------------------------------------
                                                                        (0.2)%                                    2.0%
======================================================================================================================

                                                                      Thirteen weeks ended ($ in thousands)
                                                                      -------------------------------------
                                                              May 1, 2004                              May 3, 2003
                                                              -----------                              -----------
                                                             $            %                          $             %
---------------------------------------------------------------------------------------------------------------------
    Total Sales
      Value City Department Stores                       $339,096       52.5                      $342,894       58.3
      DSW Shoe Warehouse                                  227,277       35.1                       183,051       31.1
      Filene's Basement                                    79,927       12.4                        62,587       10.6
---------------------------------------------------------------------------------------------------------------------
                                                         $646,300      100.0                      $588,532      100.0
=====================================================================================================================
    Comparable Sales Percentage
      Value City Department Stores                                      (1.1)%                                   (4.0)%
      DSW Shoe Warehouse                                                10.6%                                    (3.6)%
      Filene's Basement                                                 15.8%                                    (8.1)%
---------------------------------------------------------------------------------------------------------------------
                                                                         4.2%                                    (4.4)%
=====================================================================================================================

Retail Ventures, Inc. is a leading off-price retailer currently operating 116 Value City Department Stores in the Midwest, mid-Atlantic and southeastern U.S., 24 Filene's Basement Stores in the Northeast and 152 better-branded DSW Shoe Warehouse Stores in major metropolitan areas throughout the country.

SOURCE:  Retail Ventures, Inc.
Contact: Jim McGrady, Chief Financial Officer - (614) 478-2208